                                                                    EXHIBIT 99.1

QLT INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
FOR THE 3 MONTHS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

                                                  CDN GAAP     Exchange Rate      CDN GAAP                              US GAAP
                                                    CAD$        (Note 2 (d))        US$        Adjustments    Note 2      US$
                                                  --------     -------------      --------     -----------    ------    --------
REVENUES
Revenue from Visudyne                             $ 35,734        1.5940          $ 22,418                              $ 22,418
Contract research and development                    2,718        1.5941             1,705             19     (a)          1,724
                                                  --------                        --------                              --------
                                                    38,452                          24,123                                24,142
                                                  --------                        --------                              --------

COSTS AND EXPENSES
Cost of sales                                       (7,955)       1.5939            (4,991)                               (4,991)
Research and development                           (12,783)       1.5941            (8,019)          (466)    (b)         (8,480)
                                                                                                        5     (a)
Selling, general and administrative                 (6,503)       1.5939            (4,080)                               (4,080)
Depreciation and amortization                       (1,898)       1.5936            (1,191)           486     (c)           (705)
Restructuring charge                                     -             -                 -                                     -
                                                  --------                        --------                              --------
                                                   (29,139)                        (18,281)                              (18,256)
                                                  --------                        --------                              --------

OPERATING INCOME                                     9,313        1.5941             5,842                                 5,886

INVESTMENT AND OTHER INCOME
Net foreign exchange gains (losses)                     95        1.5833                60                                    60
Interest income                                      1,373        1.5947               861              5     (a)            866
(Writedown) gain on investments                          -             -                 -                                     -
Equity loss in NSQ                                       -             -                 -            (23)    (a)            (23)
Other                                                    -             -                 -                                     -
                                                  --------                        --------                              --------
                                                     1,468                             921                                   903
                                                  --------                        --------                              --------

INCOME BEFORE INCOME TAXES                          10,781        1.5941             6,763                                 6,789

PROVISION FOR INCOME TAXES                          (4,256)       1.5940            (2,670)           466     (b)         (2,396)
                                                                                                     (192)    (c)
                                                  --------                        --------                              --------
NET INCOME                                        $  6,525        1.5942          $  4,093                              $  4,393
                                                  ========                        ========                              ========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
FOR THE 3 MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

                                                  CDN GAAP     Exchange Rate      CDN GAAP                                US GAAP
                                                    CAD$        (Note 2 (d))        US$        Adjustments    Note 2        US$
                                                  --------     -------------      --------     -----------    ------      --------
REVENUES
Revenue from Visudyne                             $ 36,341         1.5541         $ 23,384                                $ 23,384
Contract research and development                    1,955         1.5541            1,258            14      (a)            1,272
                                                  --------                        --------                                --------
                                                    38,296                          24,642                                  24,656
                                                  --------                        --------                                --------

COSTS AND EXPENSES
Cost of sales                                       (5,536)        1.5542           (3,562)                                 (3,562)
Research and development                           (15,643)        1.5540          (10,066)          (571)    (b)          (10,391)
                                                                                                      246     (a)
Selling, general and administrative                 (7,619)        1.5552           (4,899)                                 (4,899)
Depreciation and amortization                       (2,016)        1.5544           (1,297)           501     (c)             (796)
Restructuring charge                                     -              -                -                                       -
                                                  --------                        --------                                --------
                                                   (30,814)                        (19,824)                                (19,648)
                                                  --------                        --------                                --------

OPERATING INCOME                                     7,482         1.5529            4,818                                   5,008

INVESTMENT AND OTHER INCOME
Net foreign exchange gains (losses)                    581         1.5576              373                                     373
Interest income                                      1,696         1.5574            1,089            (20)    (a)            1,069
(Writedown) gain on investments                          -              -                -                                       -
Equity loss in NSQ                                       -              -                -           (256)    (a)             (256)
Other                                                  313              -              202                                     202
                                                  --------                        --------                                --------
                                                     2,590                           1,664                                   1,388
                                                  --------                        --------                                --------

INCOME BEFORE INCOME TAXES                          10,072         1.5538            6,482                                   6,396

PROVISION FOR INCOME TAXES                          (4,113)        1.5544           (2,646)           571     (b)           (2,273)
                                                                                                     (198)    (c)
                                                  --------                        --------                                --------
NET INCOME                                        $  5,959         1.5534         $  3,836                                $  4,123
                                                  ========                        ========                                ========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
FOR THE 3 MONTHS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                  CDN GAAP     Exchange Rate      CDN GAAP                                US GAAP
                                                    CAD$        (Note 2 (d))        US$        Adjustments    Note 2        US$
                                                  --------     -------------      --------     -----------    ------      --------
REVENUES
Revenue from Visudyne                             $ 41,360         1.5621         $ 26,477                                $ 26,477
Contract research and development                    3,492         1.5624            2,235              1     (a)            2,236
                                                  --------                        --------                                --------
                                                    44,852                          28,712                                  28,713
                                                  --------                        --------                                --------
COSTS AND EXPENSES
Cost of sales                                       (7,367)        1.5625           (4,715)                                 (4,715)
Research and development                           (15,795)        1.5619          (10,113)          (589)    (b)          (10,702)
Selling, general and administrative                 (5,430)        1.5630           (3,474)                                 (3,474)
Depreciation and amortization                       (2,025)        1.5613           (1,297)           498     (c)             (799)
Restructuring charge                                     -              -                -                                       -
                                                  --------                        --------                                --------
                                                   (30,617)                        (19,599)                                (19,690)
                                                  --------                        --------                                --------

OPERATING INCOME                                    14,235         1.5621            9,113                                   9,023

INVESTMENT AND OTHER INCOME
Net foreign exchange gains (losses)                 (1,541)        1.5645             (985)                                   (985)
Interest income                                      2,191         1.5617            1,403             (1)    (a)            1,402
(Writedown) gain on investments                          -              -                -                                       -
Equity loss in NSQ                                       -              -                -              3     (a)                3
Other                                                 (580)             -             (371)                                   (371)
                                                  --------                        --------                                --------
                                                        70                              47                                      49
                                                  --------                        --------                                --------

INCOME BEFORE INCOME TAXES                          14,305         1.5617            9,160                                   9,072

PROVISION FOR INCOME TAXES                          (5,561)        1.5616           (3,561)           589     (b)           (3,169)
                                                                                                     (197)    (c)
                                                  --------                        --------                                --------
NET INCOME                                        $  8,744                        $  5,599                                $  5,903
                                                  ========                        ========                                ========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
FOR THE 3 MONTHS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  CDN GAAP     Exchange Rate      CDN GAAP                                US GAAP
                                                    CAD$        (Note 2 (d))        US$        Adjustments    Note 2        US$
                                                  --------     -------------      --------     -----------    ------      --------
REVENUES
Revenue from Visudyne                             $ 49,917         1.5693         $ 31,808                                $ 31,808
Contract research and development                    1,872         1.5678            1,194                                   1,194
                                                  --------                        --------                                --------
                                                    51,789                          33,002                                  33,002
                                                  --------                        --------                                --------

COSTS AND EXPENSES
Cost of sales                                       (9,110)        1.5693           (5,805)                                 (5,805)
Research and development                           (19,152)        1.5693          (12,204)          (482)    (b)          (12,679)
                                                                                                        7     (a)
Selling, general and administrative                 (5,711)        1.5694           (3,639)                                 (3,639)
Depreciation and amortization                       (2,067)        1.5695           (1,317)           496     (c)             (821)
Restructuring charge                                (4,500)             -           (2,867)                                 (2,867)
                                                  --------                        --------                                --------
                                                   (40,540)                        (25,832)                                (25,811)
                                                  --------                        --------                                --------

OPERATING INCOME                                    11,249         1.5689            7,170                                   7,191

INVESTMENT AND OTHER INCOME
Net foreign exchange gains (losses)                    429         1.5657              274                                     274
Interest income                                      2,327         1.5691            1,483             (6)    (a)            1,477
(Writedown) gain on investments                     (9,736)             -           (6,204)                                 (6,204)
Equity loss in NSQ                                       -              -                -             (1)    (a)               (1)
Other                                                    -              -                -                                       -
                                                  --------                        --------                                --------
                                                    (6,980)                         (4,447)                                 (4,454)
                                                  --------                        --------                                --------

INCOME BEFORE INCOME TAXES                           4,269         1.5678            2,723                                   2,737

PROVISION FOR INCOME TAXES                          (6,035)        1.5692           (3,846)           482     (b)           (3,561)
                                                                                                     (197)    (c)
                                                  --------                        --------                                --------
NET INCOME                                        $ (1,766)                       $ (1,123)                               $   (824)
                                                  ========                        ========                                ========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
NOTES TO CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION FOR THE THREE-MONTH PERIODS ENDING MARCH 31, JUNE 30, SEPTEMBER 30 AND DECEMBER 31, 2002.


1.   BASIS OF PRESENTATION

The accompanying condensed consolidated statement of income data reconciliations of QLT Inc. ("QLT") is prepared by management to provide additional information to readers of the primary and statutory consolidated financial statements of QLT, which are prepared under U.S. generally accepted accounting standards ("U.S. GAAP") and Canadian GAAP ("CDN GAAP"), respectively. The primary financial statements of QLT are reported in QLT's 2002 Annual Report on Form 10-K filed with the securities authorities in the U.S. and Canada. The Company's Canadian statutory financial statements are reported under Canadian GAAP

Effective December 31, 2002, the Company changed its reporting currency to the U.S. dollar from the Canadian dollar and has also elected to report its primary financial statements in accordance with U.S. GAAP. QLT adopted the U.S. dollar and U.S. GAAP in order to provide information on a more comparable basis with the majority of the companies in QLT's peer group. QLT has retained the Canadian dollar as its functional currency. Previously, the Company's primary financial statements were reported under Canadian GAAP and were reconciled to U.S. GAAP.

The financial information for each of the three-month periods in 2002 have been remeasured and are presented in U.S. dollars and in accordance with U.S. GAAP as if the U.S. dollar had been used as the reporting currency during those periods.


2.   ADJUSTMENTS

The primary financial statements of the Company are reported under U.S. GAAP, which as they apply to the Company differ in certain respects from Canadian GAAP. Significant differences are set forth below:

(a) Under U.S. GAAP, the Company accounts for its 50% share of its joint venture with NSQ using the equity method of accounting. Under Canadian GAAP, the Company consolidates its 50% share of each of the assets, liabilities, revenues and expenses of the joint venture. Additional information on the joint venture is included in the Company's Canadian GAAP consolidated financial statements.

(b) Under U.S. GAAP the benefit of investment tax credits are recorded as part of the tax provision. Under Canadian GAAP, such tax credits are classified against the expenditure to which they relate, research and development.

(c) In 2001, the Company acquired certain option and development and marketing rights. Under U.S. GAAP, technology options and rights may not have alternate future uses and are therefore expensed as research and development costs. Under Canadian GAAP the option and rights are capitalized as intangibles and amortized over their useful lives. No future income tax asset is recorded on acquisition.

(d) The consolidated financial statements of the Company are translated into U.S. dollars using the current rate method. Assets and liabilities are translated at the rate of exchange prevailing at the balance sheet date. Shareholders' equity is translated at the applicable historical rate. Revenue and expenses are translated at a weighted average rate of exchange for the respective period. Exchange rates used on revenue and expenses vary based on the relative weighting during the period of exchange. The cumulative foreign currency translation adjustment is reported as a component of shareholders' equity.